Exhibit 31.3

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES‑OXLEY ACT OF 2002

I, Kenneth Moelis, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10‑K for the period ending December 31, 2018 of Moelis & Company; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

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March 8, 2019	/s/ Kenneth Moelis
Kenneth Moelis
Chief Executive Officer